Exhibit 99.1

Ocean Power Technologies Appoints Robert Powers as New CFO

MONROE TOWNSHIP, N.J., December 13, 2021 (GLOBE NEWSWIRE) – Ocean Power Technologies, Inc. (“OPT” or “the Company”) (NYSE American: OPTT), a leader in innovative and cost-effective low-carbon marine power, data, and service solutions, today announced Robert P. (Bob) Powers has been appointed by the Company’s Board of Directors as Senior Vice President and Chief Financial Officer, effective December 13, 2021.

Mr. Powers brings more than 25 years of experience in finance and strategy to OPT, most recently as CFO of Constellation Advisors, a private equity-owned provider of outsourced back-office operations and compliance services. He has held financial leadership roles with Sterling Talent Solutions (NASDAQ: STER), Wood Group PPS - a division of Wood Group (LSE:WG), GTE, SABIC Innovative Plastics, and Plug Power . He has also provided financial consulting services to various companies.

Philipp Stratmann, OPT President and Chief Executive Officer, commented, “We are thrilled to welcome Bob to OPT, where we expect him to have an immediate impact on our business operations. He brings a broad range of financial experience and a long track record of delivering results and creating value. In particular, his experience at building subscription revenues and overseeing global operations will be important as we execute our growth strategy of market expansion, development of power and data as a service and inorganic growth. On behalf of OPT, we welcome Bob to our team.”

Mr. Powers added, “Through its recent efforts and strategic acquisitions, OPT is entering an exciting growth phase that I wanted to be part of. I believe my direct experience will allow me to hit the ground running. I am delighted to join this exciting company and look forward to working with the OPT leadership and finance teams to contribute to the Company’s sustainable growth strategy.”

Mr. Powers began his career at PricewaterhouseCoopers, LLP. He received a Bachelor of Science in Accounting degree from Fordham University and an MBA in Business Administration from Rensselaer Polytechnic Institute, and he is a Certified Public Accountant.

About Ocean Power Technologies

OPT aspires to transform the world through durable, innovative, and cost-effective marine energy, data, and service solutions. Its PowerBuoy® solutions platform provides clean and reliable electric power and real-time data communications for remote maritime and subsea applications in markets such as offshore oil and gas, defense and security, science and research, and offshore wind. The Company is headquartered in Monroe Township, New Jersey. To learn more, visit www.OceanPowerTechnologies.com.

Forward-Looking Statements

This release may contain forward-looking statements that are within the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by certain words or phrases such as “may”, “will”, “aim”, “will likely result”, “believe”, “expect”, “will continue”, “anticipate”, “estimate”, “intend”, “plan”, “contemplate”, “seek to”, “future”, “objective”, “goal”, “project”, “should”, “will pursue” and similar expressions or variations of such expressions. These forward-looking statements reflect the Company’s current expectations about its future plans and performance. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and subject to risks and uncertainties. Actual results could vary materially from those anticipated or expressed in any forward-looking statement made by the Company. Please refer to the Company’s most recent Forms 10-Q and 10-K and subsequent filings with the U.S. Securities and Exchange Commission for further discussion of these risks and uncertainties. The Company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

Contact Information

Investors: 609-730-0400 x401 or InvestorRelations@oceanpowertech.com

Media: 609-730-0400 x402 or MediaRelations@oceanpowertech.com